                                                                    EXHIBIT 99.2


                             SUBSCRIPTION AGREEMENT


                 This SUBSCRIPTION AGREEMENT (the "Agreement") is made and entered into effective as of June 15, 1998, by and among IMARK Technologies, Inc., a Delaware corporation ("IMARK") and International Advance, Inc., a Delaware corporation ("Advance").

                                    RECITALS

            The purposes of this Agreement are, inter alia, to provide IMARK with financing and an interest in a related company. Pursuant to this Agreement, IMARK will issue common and preferred shares to Advance, with Advance being free to distribute such shares to its shareholders (the "Advance Stockholders"). After the closing, the Advance Stockholders in the aggregate will own a majority of the capital and voting stock of IMARK.

            NOW, THEREFORE, the parties agree as follows:

1.          DEFINITIONS

1.1 DEFINITIONS. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

            "Agreement" means this Subscription Agreement as it may be amended, supplemented or modified.

            "Closing" means the closing of the transactions contemplated by this Agreement, in particular the issuance to Advance of 10,741,621 shares of IMARK common stock and 1,000,000 shares of IMARK preferred stock.

            "Closing Date" means the date on which the Closing occurs.

            "Commission" means the United States Securities and Exchange Commission.

            "Governmental Authority" means the government of any nation, state, city, locality or other political subdivision of any thereof and any entity (corporate or otherwise) exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

            "IMARK Common Stock" means 10,741,621 shares of authorized but unissued common stock of IMARK.

            "IMARK Preferred Stock" means 1,000,000 shares of authorized but unissued Series A preferred stock of IMARK, having the characteristics and attributes set forth in the form of Certificate of Designation attached hereto as EXHIBIT A.

            "Liabilities" shall mean any direct or indirect liability, indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, fine, penalty, obligation or responsibility, either accrued, absolute, contingent, or otherwise, and whether known or unknown, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured.

            "Lien" means any mortgage, deed of trust, pledge, assignment, encumbrance, lien (statutory or other) or preference, priority, security interest or preferential arrangement of any kind (excluding preferred stock and equity related preferences) including, without limitation, those created by, arising under or evidenced by any conditional sale or other title retention agreement, the interest of a lessor under a capital lease obligation, or any financing lease having substantially the same economic effect as any of the foregoing.

            "NASD" means the National Association of Securities Dealers, Inc.

            "Person" means any natural person, firm, corporation, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or other entity of any kind, and shall include any successor (by merger or otherwise) of any such entity.

            "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder.

            "VossNet Stock" means 842,793 shares of the issued and outstanding capital of VossNet PLC ("VossNet"), a company registered in the United Kingdom whose shares are publicly held and traded on the Alternate Investment Market, which shares represent approximately 29.9% of the capital stock of VossNet.

2.          SUBSCRIPTION; ISSUANCE OF IMARK COMMON AND PREFERRED STOCK

2.1 SUBSCRIPTION. Advance hereby subscribes for: (a) 10,741,621 shares of IMARK's Common Stock in exchange for the VossNet Stock; and

            (b) 1,000,000 shares of the IMARK Preferred Stock at a price of $1.00 per share, or $1,000,000 in the aggregate.

2.2 ISSUANCE OF STOCK. On the Closing Date, IMARK shall issue to Advance, the IMARK Common Stock and the IMARK Preferred Stock. Advance will distribute the IMARK Common Stock to the Advance Stockholders by way of dividend on about the Closing Date. If Advance so elects, IMARK, instead of delivering certificates for the IMARK Common Stock to Advance, shall issue to each Advance Stockholder the number of shares of IMARK Common Stock to which they would be entitled pursuant to such dividend, as certified to IMARK by Advance on or about the Closing Date..

2.3 LEGEND. The certificates representing the IMARK Common Stock and the IMARK Preferred Stock shall bear a restrictive legend substantially as follows:





Page 2                                                                 6/15/98

            THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAW OF ANY STATE OR COUNTRY AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

2.4 CLOSING. The Closing shall take place at the offices of Ginsburg, Feldman and Bress, Chartered in Washington, D.C. at 10:00 a.m. (DST) on the later of (a) 10 days after notice of this transaction has been given to the shareholders of IMARK pursuant to NASD Rule 4310(c)(25)(H)(ii) or (b) June 30, 1998, or at such other time, date and place as may be agreed amongst the parties. At the Closing, IMARK shall deliver to Advance or (if Advance so elects with respect to the IMARK Common Stock, each Advance Stockholder) certificates representing the number of shares of IMARK Common Stock and IMARK Preferred Stock to which Advance or such Advance Stockholder is entitled. Upon completion of the Closing, Ginsburg, Feldman and Bress shall deliver to each Advance Stockholder who did not attend by overnight courier any certificates representing IMARK Common Stock to which he is entitled, as certified to
Ginsburg, Feldman and Bress by Advance.   At Closing, Advance shall deliver to
IMARK (a) its check or a wire transfer for $1,000,000 and (b) stock powers in favor of IMARK with respect to the VossNet Stock as well as stock certificates representing the VossNet Stock. Also at the Closing, Advance shall deliver to IMARK a certificate stating that all of their representations and warranties are true and correct as of the Closing, and IMARK shall deliver to Advance a certificate of like tenor with respect to the representations and warranties made by IMARK.

3.          REPRESENTATIONS AND WARRANTIES OF IMARK

IMARK represents and warrants to Advance and the Advance Stockholders as follows:

3.1 EXECUTION. This Agreement has been duly and validly executed and delivered by IMARK and constitutes the valid and binding agreement of IMARK enforceable against IMARK in accordance with its terms.

3.2 CORPORATE EXISTENCE, POWER AND GOOD STANDING. IMARK is a corporation duly organized, validly existing and in good standing under the laws of Delaware. IMARK has the power and authority to own and lease its properties and to carry on its business as and where such business is now being conducted. IMARK is qualified to do business as a foreign corporation in Virginia, and is not required to be qualified in any other jurisdiction where failure to so qualify would have a material adverse effect on the business or financial condition of IMARK or its assets.

3.3 SUBSIDIARIES. IMARK does not now have, and never has had, an equity interest in any corporation or other business enterprise.





Page 3                                                                 6/15/98

3.4 CAPITALIZATION. (a) IMARK's authorized capital stock consists of 20,000,000 shares of authorized common stock, $0.01 par value, of which 4,719,479 shares are issued and outstanding, and an additional 4,417,588 shares are subject to issuance upon the exercise of options or warrants, and 1,000,000 shares of Preferred Stock, issuable in series, none of which has been issued or is outstanding. All of the outstanding shares of common stock have been duly authorized, are duly and validly issued, and are fully paid and nonassessable. No shares of common stock are held in the treasury of IMARK. Other than as listed on SCHEDULE 3.4, there is no security, option, warrant, right, call, subscription, agreement, commitment or understanding of any nature whatsoever, fixed or contingent, that directly or indirectly (i) calls for the issuance, sale, pledge or other disposition of the capital stock of IMARK or any securities convertible into, or other rights to acquire, any capital stock of IMARK, (ii) obligates IMARK to grant, offer or enter into any of the foregoing, or (iii) relates to the voting or control of such capital stock. The terms of the IMARK Preferred Stock are set forth in the Certificate of Designation delivered to Advance, which has been duly approved and adopted by all requisite corporate action and will be duly filed by June 22, 1998 with the Delaware Secretary of State. The IMARK Common Stock and IMARK Preferred Stock have been duly authorized, and upon issuance pursuant to this Agreement will be duly and validly issued and outstanding, fully paid and nonassesable, and free of Liens.

            (b) The IMARK Preferred Stock is convertible into 35,150,000 shares of Common Stock of IMARK. IMARK will not (after issuance of the IMARK Common Stock to Advance) have sufficient authorized Common Stock to effect such conversion. IMARK covenants to take the actions set forth in Section 4.5 such that it will have sufficient Common Stock to effect the conversions. No other actions or filings are necessary such that, upon conversion of the IMARK Preferred Stock, Advance will own an additional 35,150,000 shares of the Common Stock of IMARK which are duly authorized duly and validly issued and outstanding, fully paid, and non-assessable and free of Liens.

3.5 AUTHORIZATION. IMARK has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated thereby. The execution and delivery of this Agreement have been duly and validly authorized by all necessary corporate action of IMARK. Stockholder approval of this transaction by IMARK is not required by the laws of Delaware or by the Articles of Incorporation or Bylaws of IMARK. IMARK has, or prior to Closing will, obtain a waiver of the general requirement of shareholder approval pursuant to NASD Rule 4310(c)(25)(H)(ii).

3.6 NO CONFLICT; NO CONSENTS. The execution, delivery and performance of this Agreement by IMARK does not and will not:

            (a) conflict with or result in a breach of the Articles of Incorporation or Bylaws of IMARK;





Page 4                                                                 6/15/98

            (b) conflict with or result in a breach of any contract or commitment to which IMARK is a party or by which it is bound, or result in the right of acceleration or any similar right of any other party under any such contract or commitment;

            (c) violate or conflict with any laws, ordinances, codes, rules, regulations, judgments, orders or decrees of governmental, administrative or judicial authorities applicable to IMARK or any of its businesses or properties, except that IMARK does not plan to seek shareholder approval, as generally required by the rules of the NASD;

            (d) require any authorization, consent, order, permit, license or approval of, or notice to, or filing, registration or qualification with, any governmental, administrative or judicial authority, other than notice to its shareholders and notice filings with the NASD and the Commission; or

            (e) require any notice to, filing with or authorization, registration, consent or approval of any Person (other than a governmental agency) pursuant to any contracts, agreement, indentures, credit agreements, leases or otherwise.

3.7 FINANCIAL STATEMENTS. IMARK has provided Advance and the Advance Stockholders with copies of the audited balance sheets of IMARK as of June 30, 1996, and 1997, and the related audited statements of income, retained earnings and changes in financial position for the years then ended; and the unaudited balance sheet of IMARK as of March 31, 1998, and the related unaudited statements of income, retained earnings and changes in financial position for the quarter then ended. The audited financial statements have been audited by Ernst & Young LLP and have been prepared in accordance with GAAP. The audited financial statements are true and correct and present fairly the financial condition of IMARK as of June 30, 1996 and 1997, and the results of operations and changes in financial position of IMARK for the years then ended. The unaudited financial statements have been prepared by IMARK in accordance with GAAP (except for the omission of footnotes and accruals customarily made at year-end) and in a manner consistent with the audited financial statements.
The unaudited financial statements present fairly the financial position of IMARK as of March 31, 1998, and the results of operations and changes in financial position of IMARK for the quarter and nine months then ended. Except for contingent liabilities disclosed in the notes to IMARK's financial statements, there are no facts or circumstances that could reasonably be expected to result in any liability of IMARK other than liabilities appearing on its March 31, 1998 balance sheet or incurred in the ordinary course of business thereafter.

3.8         TAX RETURNS AND LIABILITIES.

            (a) Returns. IMARK has delivered to the Stockholders true and complete copies of all federal, state, local and foreign income tax returns filed by IMARK for the fiscal years 1996 and 1997.

            (b) All Returns Filed. All federal, state, local and foreign tax returns that were due to have been filed in accordance with Applicable Law (foreign and domestic), subject to any





Page 5                                                                 6/15/98
extensions of time obtained by IMARK, have been duly filed, and are accurate and complete in all material respects, and all taxes due have been paid in accordance with such returns have been paid in full. There are no outstanding agreements by IMARK for the extension of time for the assessment of any tax. IMARK is not currently being audited by the Internal Revenue Service and no such audit has been threatened. There are no tax liens on any of the assets of IMARK.

3.9         ABSENCE OF CERTAIN CHANGES AND EVENTS.  Except as disclosed in
SCHEDULE 3.9, since March 31, 1998, there has not been:

            (a) any material adverse change in the financial condition, business or results of operations of IMARK;

            (b) any material damage, destruction or loss (whether or not covered by insurance) adversely affecting the properties, business prospects or results of operation of IMARK;

            (c) any increase in any compensation payable by IMARK to any director, officer, employee or agent of IMARK, or any amendment to any consulting or service agreement between IMARK and any officer, director, employee or agent of IMARK or between IMARK and any third party;

            (d) any loan to or any change in or addition to, any insurance, pension or other benefit plan for or with any director, officer, employee or agent of IMARK;

            (e) any commission or bonus paid to any director, officer, employee or agent of IMARK; or

            (f) any change in the operation of the business of IMARK or any transaction entered into by IMARK, except such changes and transactions occurring in the ordinary course of business.

3.10        SEVERANCE BENEFITS; EMPLOYMENT CONTRACTS.  Except as set forth on
SCHEDULE 3.10, IMARK provides no severance benefits to, and has no severance or golden parachute agreement with, any director, officer, employee or agent, other than as required by law, and is not a party to any employment contract, employment manual or employee benefit plan or program that cannot be terminated on 30 days notice without liability to IMARK, or which in any way promises or guarantees continued employment to any person.

3.11 MATERIAL CONTRACTS; LIENS. Except as listed on SCHEDULE 3.11, IMARK is not a party to or bound by any:

            (a)       contract or agreement that by its terms:

                   (i) requires IMARK to make payments thereunder in any twelve month period in excess of an aggregate of $50,000, and





Page 6                                                                 6/15/98

                   (ii) requires more than sixty (60) days' notice in order for such commitments to be terminated without liability to IMARK;

            (b) management, consultant or employment contract or collective bargaining or other labor union agreement;

            (c) pension, profit sharing, retirement or other employee benefit plan or arrangement;

            (d) contract, agreement or arrangement of any nature whatsoever with any director, officer, employee or agent of IMARK, or any person related to any director, officer, employee or agent of IMARK, or any IMARK or other organization in which any such director, officer, employee or agent of IMARK has a direct or indirect financial interest;

            (e)       loan, factoring, credit line or subordination agreement;

            (f) contract preventing IMARK from carrying on its business anywhere in the world;

            (g) joint venture or other agreement involving sharing of profits;

            (h) outstanding power of attorney empowering any person, or another organization to act on behalf of IMARK or any officer or director thereof;

            (i) lease agreement or sublease agreement with respect to real, personal or mixed property, other than lease agreements or sublease agreements with respect to personal property that may be cancelled on no more than thirty (30) days' notice without any penalty;

            (j) outstanding guaranty, subordination or other similar type of agreement, whether or not entered into in the ordinary course of business; or

True and complete copies of all such contracts and other documents (including any amendments thereto) listed on SCHEDULE 3.11 have been furnished to Advance.

            (b) There are no Liens of any kind or nature whatsoever on any of the assets or properties of IMARK.

3.12 LITIGATION. Except as set forth on SCHEDULE 3.12, no claim, suit, action, governmental investigation or litigation, or legal, administrative, arbitration or other proceeding of any kind (domestic or foreign) is pending or threatened against, relating to or involving IMARK (whether as plaintiff or defendant), or its property or business, nor does IMARK know of any ground for any such claim, suit, IMARK, investigation, litigation or proceeding. Except as set forth on SCHEDULE 3.12, IMARK is not subject to any outstanding order, writ or decree of any court or other governmental authority (domestic or foreign).

3.13 COMPLIANCE WITH LAWS AND REGULATIONS. IMARK is not and has not been in violation of any Applicable Laws that would cause IMARK to suffer or incur any material loss, liability,





Page 7                                                                 6/15/98
penalty or expense. IMARK has complied with, filed any reports or applications required by, and obtained any licenses or permits required by Applicable Laws which are material to the business of IMARK, or to the ownership of its properties or to its financial condition. IMARK has not been notified that it has or may have, and no condition exists that would give rise to, Liability imposed by or based upon any Applicable Laws.

3.14 INTELLECTUAL PROPERTY RIGHTS. IMARK owns the patents and patent applications listed on SCHEDULE 3.14. IMARK owns all patents, trade secrets, and other intellectual property rights required for the conduct of its business, including without limitation the manufacture and sale of its products, and has generated its own design, development and manufacturing processes. IMARK has generated its own software (other than off-the-shelf software generally available to the public) and, except as listed on SCHEDULE 3.14, is not dependent on third party licenses for software. Except as set forth on SCHEDULE 3.14, IMARK has taken all necessary and customary action to protect and maintain its trade secrets and other intellectual property rights. IMARK has received no notice of any action relating to, nor does it have any knowledge of, any infringement by it of the intellectual property rights of any third parties.

3.15 TRADEMARK INDEMNIFICATION. IMARK has the right to use all trademarks, trade names and service marks that it presently uses without the consent of or payment to any third party. IMARK has no indemnification obligation or any other Liability to any person for trade name, trademark or service mark infringement. All trademarks, trade names and service marks presently used by IMARK are listed in SCHEDULE 3.15.

3.16 EMPLOYEE BENEFIT PLANS. Except as listed on SCHEDULE 3.16, IMARK has not established or maintained, nor is obligated to make contributions to or under, or otherwise participate in, for any employee or employees or former employee or employees, any employee benefit plan, fund or program described in
Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). IMARK is not, and never has been, obligated to make, and has not made, contributions to any multi-employer plan within the meaning of Section 4001 (a) (3) of ERISA, and IMARK has not provided or at any time agreed to provide any post retirement medical benefits to, or on behalf of, former employees except to the extent required under Section 4980B of the Internal Revenue Code of 1986 as amended (the "Code"). Each employee benefit plan maintained by IMARK is listed on SCHEDULE 3.16, and IMARK has given the Stockholders' Representative a complete copy of all plan documents in connection with each such plan. Each such plan complies and has at all times complied with the applicable requirements of the Code and ERISA. Each benefit plan intended to qualify under Section 401(a) of the Code so qualifies, each trust which forms a part of any such plan is tax-exempt under Section 501(a) of the Code, and IMARK has obtained a favorable determination letter regarding the qualified status of each such plan.

3.17 BROKER'S AND FINDER'S FEES. No person is or will be entitled to a broker's, finder's, investment banker's, financial adviser's or similar fee from IMARK, or by reason of any actions taken by IMARK, in connection with this Agreement or any of the transactions contemplated hereby.





Page 8                                                                 6/15/98

3.18 PRIVATE OFFERING. No form of general solicitation or general advertising was used by IMARK in connection with the offer or sale of the IMARK Common Stock or IMARK Preferred Stock. The terms of this transaction have been negotiated between the parties. No registration of the IMARK Common Stock or IMARK Preferred Stock (or the shares of Common Stock of IMARK underlying the IMARK Preferred Stock) pursuant to the Securities Act or any state securities or "blue sky" laws will be required by the offer, sale or issuance of such Common or Preferred Stock pursuant to this Agreement.

3.19 SEC DOCUMENTS. IMARK is a corporation subject to the reporting requirements of the Securities Exchange Act of 1934 (the "Exchange Act").
IMARK has filed all required reports, schedules, forms, statements, and other documents with the Commission since July 1, 1994 (the "SEC Documents"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the rules and regulations of the Commission promulgated thereunder applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of IMARK included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, as permitted by SEC Form 10-Q) applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial position of IMARK as of the date thereof and its statements of operations, changes in shareholders' equity and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). Except as set forth in the SEC Documents, to IMARK's knowledge, IMARK does not have any liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise) required by GAAP to be set forth on a balance sheet of IMARK or in the notes thereto, other than liabilities and obligations incurred in the ordinary course of business consistent with the past practice and experience since March 31, 1998.

3.20 FULL DISCLOSURE. No representation or warranty made by IMARK in this Agreement, any Schedule, any Exhibit or any certificate delivered, or to be delivered, by or on behalf of IMARK pursuant hereto contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading. There is no fact or circumstance that IMARK has not disclosed to Advance or the Advance Stockholders in writing that IMARK presently believes has resulted, or could reasonably be expected to result, in a material adverse change in its business or financial condition or could reasonably be expected to have a material adverse effect on the ability of IMARK to perform its obligations under this Agreement.

4.          COVENANTS OF THE PARTIES

4.1 ADDITIONAL ACTIONS. Subject to the terms and conditions of this Agreement, IMARK and Advance agree to use their best efforts to take, or cause to be taken, all actions and to do, or





Page 9                                                                 6/15/98
cause to be done, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement.

4.2 DIRECTORS. Upon the Closing of the transactions contemplated by this Agreement, IMARK's Board of Directors will be increased from five to six members, which IMARK represents and warrants is permitted by its Certificate of Incorporation and By-Laws. Steven P. Schnipper and Weldon P. Rackley will resign as directors of IMARK and Advance will nominate three directors (at least two of whom shall be independent directors as defined by NASD Rule 4300(a)(13)) who shall be elected by the remaining directors to serve until the next annual meeting of stockholders. Thereafter, for so long as Messrs. Robert
A. Wiedemer, John D. Wiedemer, and Philip J. Gross (the "Management Directors"), or any of them, are employed by IMARK, Advance shall request that the Advance Stockholders vote the IMARK Common Stock for the election of such persons or person as a director at each meeting of stockholders at which directors of IMARK are elected and the Management Directors will vote in favor of three nominees of Advance, as long as two such nominees continue to be "independent directors" under NASD Rule 4300(a)(13).

4.3 NASD. Prior to Closing, IMARK will obtain assurances acceptable to Advance that (a) IMARK will not be delisted from the Nasdaq Small Cap Market for any action contemplated herein or condition presently existing, including but not limited to (i) failure to have net tangible assets of at least $2 million, or (ii) failure to satisfy initial listing requirements if NASD Rule 4330(f) were deemed applicable to this transaction, and (b) IMARK is entitled to the exception from the shareholder voting requirements for this transaction by virtue of NASD Rule 4310(c)(25)(H)(ii).

4.4 ACCESS TO INFORMATION. Prior to the Closing, Advance shall be entitled to make or cause to be made such reasonable investigation of IMARK, and the financial and legal condition thereof, as each reasonably deems necessary or advisable, and the other party shall cooperate with any such investigation. In furtherance of the foregoing, but not in limitation thereof, each shall permit the other and its agents and representatives to have full and complete access its the premises, books and records upon reasonable notice during regular business hours and each shall furnish such financial and operating data, projections, forecasts, business plans, strategic plans and other data relating to its business, as the other party shall reasonably request from time to time. Any information obtained pursuant to this Section
4.4 shall be used only for the purpose of evaluating and the consummating the transactions contemplated by this Agreement and shall otherwise remain confidential.

4.5 INCREASE IN AUTHORIZED COMMON STOCK. As soon as practical after the Closing, IMARK will call a meeting of its shareholders to approve an amendment to its Articles of Incorporation to increase the number of authorized Common Shares to a number sufficient to permit conversion of the IMARK Preferred Stock into Common Stock of IMARK in full. If such an amendment is not adopted within 12 months of the date hereof, Advance shall have, in addition to my other remedies at law or in equity, the right to rescind its purchase of the IMARK Preferred Stock.





Page 10                                                                6/15/98

5.          REPRESENTATIONS AND WARRANTIES OF ADVANCE

            Advance hereby represents and warrants to IMARK as follows:

5.1 EXECUTION. This Agreement has been duly and validly executed and delivered by Advance and constitutes the valid and binding agreement of Advance enforceable against Advance in accordance with its terms.

5.2 CORPORATE EXISTENCE, POWER AND GOOD STANDING. Advance has had its charter revoked, but is currently in the process of taking all action necessary to be reinstated as a corporation duly organized, validly existing and in good standing under the laws of Delaware. Advance has the power and authority to own and lease its properties and to carry on its business as and where such business is now being conducted. Advance is not qualified to do business as a corporation in any other jurisdiction, and is not required to be qualified in any other jurisdiction where failure to so qualify would have a material adverse effect on the business or financial condition of Advance or its assets.

5.3 AUTHORIZATION. Subject to Section 5.2, Advance has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated thereby. The execution and delivery of this Agreement have been duly and validly authorized by all necessary corporate action of Advance.

5.4 NO CONFLICT. The execution, delivery and performance of this Agreement by Advance do not and will not:

            (a) conflict with or result in a breach of the Articles of Incorporation or Bylaws of Advance;

            (b) conflict with or result in a breach of any contract or commitment to which Advance is a party or by which it is bound, or result in the right of acceleration or any similar right of any other party under any such contract or commitment;

            (c) violate or conflict with any laws, ordinances, codes, rules, regulations, judgments, orders or decrees of governmental, administrative or judicial authorities applicable to Advance or its ownership of an equity interest in VossNet PLC; or

            (d) require any authorization, consent, order, permit, license or approval of, or notice to, or filing, registration or qualification with, any governmental, administrative or judicial authority.

5.5 BROKER'S AND FINDER'S FEES. No person is or will be entitled to a broker's, finder's, investment banker's, financial adviser's or similar fee from Advance, or by reasons of any actions taken by Advance, in connection with this Agreement or any of the transactions contemplated hereby.





Page 11                                                                6/15/98

5.6 PURCHASE FOR OWN ACCOUNT. (a) The IMARK Common Stock and IMARK Preferred Stock to be acquired by Advance (or, with respect to the IMARK Common Stock, by each Advance Stockholder), is being acquired for its own account and with no intention of distributing or reselling such Stock or any part thereof to any other Person prior to the registration of such Stock under the Securities Act or in the absence of an opinion of counsel satisfactory to IMARK that such registration is not required, except for a dividend on or about the Closing Date by Advance of the IMARK Common Stock to its shareholders (and a dividend in the future of the Common Stock underlying the IMARK Preferred Stock after conversion or, possibly, a dividend of the IMARK Preferred Stock). Each Advance Stockholder is an Accredited Investor as that term is used in Regulation D promulgated under the Securities Act, and is familiar with and understands the terms of this transaction and the matters relevant to this investment. Advance and each Advance Stockholder has such knowledge or experience in financial and business matters that it is capable of evaluating the merits and risks of investing in IMARK. Each Advance Stockholder will acknowledge to IMARK that an investment in IMARK is a high risk.

            (b) Advance understands and agrees that:

                     (i) The IMARK Common Stock and the IMARK Preferred Stock have not been registered under the Securities Act of 1933 or any state securities laws and, therefore, the IMARK Common Stock and IMARK Preferred Stock cannot be resold or transferred unless it is subsequently registered under the 1933 Act and applicable state securities or "Blue Sky" laws or exemptions from such registration are available.

                     (ii) Due to the restrictions on transfer of the IMARK Common Stock and the IMARK Preferred Stock: (i) Advance may not be able to liquidate this investment in the event of an unexpected need for cash; (ii) transferability of the IMARK Common Stock and the IMARK Preferred Stock are extremely limited; and (iii) in the event of a disposition of the IMARK Common Stock and the IMARK Preferred Stock, Advance could sustain a loss.

                     (iii) A legend summarizing the restrictions on the transfer of the IMARK Common Stock and the IMARK Preferred Stock will be made on the certificates representing the shares of IMARK Common Stock and the IMARK Preferred Stock and stop transfer instructions will be given to the transfer agent for the IMARK Common Stock to prohibit any transfer or attempted transfer in violation of such restrictions.

5.15 VOSSNET PLC. The ordinary shares of VossNet PLC owned by Advance constitute approximately 29.9 percent of the outstanding equity of VossNet and are owned by Advance free of Liens to such shares.

6.       CONDITIONS PRECEDENT TO CLOSING

6.1 CONDITIONS TO OBLIGATIONS OF IMARK. Each and every obligation of IMARK to be performed in connection with the Closing shall be subject to the satisfaction on or before the Closing of the following conditions (provided, however, that IMARK may waive any or all of the following conditions prior to or at the Closing):





Page 12                                                                6/15/98

         (a) Representations and Warranties of Advance True at Closing. The representations and warranties of Advance contained herein shall be true and correct at the Closing with the same effect as though such representations and warranties had been made or given on and as of the Closing. Advance shall have performed all obligations and complied with all covenants and agreements required by this Agreement to be performed or complied with by it prior to or at the Closing.

         (b) Litigation. No suit, investigation, action or other proceeding shall be threatened or pending against any party before any court or governmental agency that, in the reasonable opinion of counsel for IMARK, could result in the restraint, prohibition or the obtaining of damages or other relief against IMARK in connection with the Agreement or the consummation of the transactions contemplated hereby.

         (c) Incentive Stock Option Plan. Advance and IMARK shall have agreed on the terms of a new Incentive Stock Option Plan to provide incentives to the management and employees of IMARK, to be adopted following the Closing.

6.2 CONDITIONS TO OBLIGATIONS OF ADVANCE. Each and every obligation of Advance to be performed in connection with the consummation of the transactions contemplated hereby at the Closing shall be subject to following conditions (provided, however, that Advance may waive, in writing, any or all of the following conditions prior to or at the Closing):

         (a) Directors. The board of directors of IMARK shall have elected to the board, contingent only on the Closing, three Persons nominated by Advance to serve as directors, and Messrs. Rackley and Schnipper shall have delivered their resignations as directors to IMARK, effective upon the Closing.

         (b) Representations and Warranties of IMARK True at Closing. The representations and warranties of IMARK contained herein shall be true and correct at the Closing with the same effect as though such representations and warranties had been made or given on and as of the Closing. IMARK shall have performed all obligations and complied with all covenants and agreements required by this Agreement to be performed or complied with by IMARK prior to or at the Closing. There shall have been no material adverse change in the business, operations, financial condition or prospects of IMARK between March 31, 1998 and the Closing Date.

         (c) Litigation. No suit, investigation, action or other proceeding shall be threatened or pending against any party before any court or governmental agency that, in the reasonable opinion of counsel for Advance, could result in the restraint, prohibition or the obtaining of damages or other relief against Advance in connection with the Agreement or the consummation of the transactions contemplated hereby.

         (d) Consents. All consents required for the consummation of the transactions contemplated hereby under all material agreements, commitments, leases, licenses and permits of IMARK shall have been obtained without materially affecting the rights of IMARK under any





Page 13                                                                6/15/98
such agreement, lease, license, permit or commitment and shall be in full force and effect. IMARK shall have satisfied in full the obligations of Section 4.3 with respect to the NASD.

         (e) Preferred Stock. The Certificate of Designation with respect to the Preferred Stock conforming to Schedule B shall have been filed with the Secretary of State of Delaware and the IMARK Preferred Stock when issued shall have the characteristics and attributes set forth in EXHIBIT A.

         (f) Resolutions. Certified resolutions of the Board of Directors of IMARK with respect to the approval of this transaction shall have been delivered to Advance.

         (g) Opinion of Counsel. Advance shall have received an opinion of IMARK's counsel in form reasonably acceptable to it, and on which the Advance Stockholders may rely, to the effect that the shares of IMARK Common Stock and IMARK Preferred Stock have been (and, upon conversion after the shareholder approval contemplated by Section 4.5, the shares of Common Stock underlying the IMARK Preferred Stock will be) duly authorized and validly issued to them and are fully paid and non-assessable.

         (h) Due Diligence. Advance shall be satisfied with the results of its due diligence investigation of IMARK, including the financial and legal condition thereof.

7.       INDEMNIFICATION

7.1 INDEMNIFICATION BY ADVANCE. Advance shall indemnify, defend, protect and hold harmless IMARK and each of its respective officers, directors, employees, stockholders, (individually "IMARK Indemnified Party" and collectively, "IMARK Indemnified Parties") from, against and in respect of all liabilities, losses, claims, damages, actions, suits, proceedings, demands, assessments, adjustments, settlement payments, deficiencies, costs and expenses (including without limitation reasonable attorneys' fees and expenses) (collectively, "Claims") suffered, sustained, incurred or paid by them or any of them in connection with, resulting from any breach of any representation or warranty of Advance set forth in this Agreement. Any Claim arising under this
Section 7.1 shall be reduced by the amount of any insurance proceeds paid to the IMARK Indemnitees as a result of the event giving rise to such Claim. Any Claim for indemnification may be satisfied by a return to IMARK of shares with a "Value" equal to the amount of the Claim. "Value" for this purpose shall mean (x) for the IMARK Common Stock, the greater of the last sales price of the IMARK Common Stock (i) on the Closing Date or (ii) on the date of delivery of shares in payment of any indemnification obligation and (y) for the IMARK Preferred Stock, the value of the Common Stock (determined pursuant to (i) above) into which it can be converted.

7.2 INDEMNIFICATION BY IMARK. IMARK covenants and agrees to indemnify, defend and, protect and hold harmless Advance, each Advance Stockholder, and each director and officer of Advance immediately prior to the Closing (individually a "Stockholder Indemnified Party" and collectively "Stockholder Indemnified Parties") from, against and in respect of all Claims suffered, sustained, incurred or paid by them or any of them in connection with, resulting from or





Page 14                                                                6/15/98
arising out of any breach of any representation or warranty of IMARK set forth in this Agreement, including any claims incident to the enforcement of this
Section 7.2. Any Claim arising under this Section 7.2 shall be reduced by the amount of any insurance proceeds paid to Advance as a result of the event giving rise to such Claim.

7.3 SURVIVAL. The representations and warranties given or made by the parties in this Agreement or in any certificate or other writing furnished in connection herewith shall survive the Closing until the first anniversary of the Closing Date and shall thereafter terminate and be of no further force or effect, except that any representation or warranty as to which a claim (including without limitation a contingent claim) shall have been asserted during the survival period shall continue in effect with respect to such claim until such claim shall have been finally resolved or settled. Each party shall be entitled to rely upon the representations and warranties of the other party or parties set forth herein regardless of any investigation or audit conducted before or after the Closing Date or the decision of any party to complete the Closing.

7.4 INDEMNIFICATION PROCEDURE. All claims for indemnification under Sections 7.1 or 7.2 shall be asserted and resolved as follows:

         (a) If any Claim for which Advance pursuant to Section 7.1 or IMARK pursuant to Section 7.2 (the "Indemnifying Party") would be liable to any IMARK Indemnified Party or Stockholder Indemnified Party (collectively or individually an "Indemnified Party" and the "Indemnified Parties") is asserted against an Indemnified Party by a third party, the Indemnified Party shall with reasonable promptness notify the Indemnifying Party of such Claim (the "Claim Notice"), specifying the nature of such Claim and the amount or the estimated amount thereof to the extent then feasible (which estimate shall not be conclusive of the final amount of such Claim). The Indemnifying Party shall have thirty (30) days from the receipt of the Claim Notice (the "Notice Period") to notify the Indemnified Party (i) whether or not the Indemnifying Party disputes the Indemnifying Party's liability to the Indemnified Party with respect to such Claim and (ii) if the Indemnifying Party does not dispute such liability, whether or not the Indemnifying Party desires, at the sole cost and expense of the Indemnifying Party, to defend against such claim or demand, provided that the Indemnified Party is hereby authorized (but not obligated) before and during the Notice Period to file any motion, answer or other pleading and to take any other action that the Indemnified Party shall deem necessary or appropriate to protect the Indemnified Party's interests. If the Indemnifying Party notifies the Indemnified Party within the Notice Period that the Indemnifying Party does not dispute the Indemnifying Party's obligation to indemnify hereunder and intends to defend the Indemnified Party against such Claim, and, except as hereinafter provided, the Indemnifying Party shall have the right to defend by appropriate proceedings, which proceedings shall be promptly settled or prosecuted by the Indemnifying Party to a final conclusion; provided that, unless the Indemnified Party otherwise agrees in writing, the Indemnifying Party may not settle any matter (in whole or in part) unless such settlement includes a complete and unconditional release of the Indemnified Party and/or a dismissal with prejudice from any related suit. If the Indemnified Party desires to participate in, but not control, any such defense or settlement the Indemnified Party may do so at its sole cost and expense. If the Indemnifying Party elects not to defend the Indemnified Party against such claim or demand, whether by not giving the Indemnified Party timely notice as provided above or





Page 15                                                                6/15/98
otherwise, then the Indemnified Party, without waiving any rights against the Indemnifying Party, may settle or defend against any such claim in the Indemnified Party's sole discretion and, if it is ultimately determined that the Indemnifying Party is responsible therefor under this Section 7, then the Indemnified Party shall be entitled to recover from the Indemnifying Party the amount of any settlement or judgment and all indemnifiable costs and expenses of the Indemnified Party with respect thereto, including interest from the date such costs and expenses were incurred.

         (b) If at any time, in the reasonable opinion of the Indemnified Party, notice of which shall be given in writing to the Indemnifying Party, any such Claim seeks material prospective relief which could have a materially adverse effect on the business, operations, prospects, assets, liabilities or condition (financial or otherwise) of any Indemnified Party, the Indemnified Party shall have the right to control or assume (as the case may be) the defense (at the Indemnified Party's cost with respect to legal fees and other expenses) of any such claim or demand and the amount of any judgment or settlement shall be part of the indemnification obligations of the Indemnifying Party hereunder provided, however that the Indemnifying Party must approve the amount of any settlement, such approval not to be unreasonably withheld. If the Indemnified Party should elect to exercise such right, the Indemnifying Party shall have the right to participate in, but not control, the defense of such claim or demand at the sole cost and expense of the Indemnifying Party.

         (c) If the Indemnified Party has a Claim against an Indemnifying Party that is not a Claim being asserted or sought to be collected by a third party, the Indemnified Party shall send a Claim Notice with respect to such Claim to the Indemnifying Party. If the Indemnifying Party does not notify the Indemnified Party within the Notice Period that the Indemnifying Party disputes such claim, the amount of such claim shall be conclusively deemed a liability of the Indemnifying Party hereunder.

         (d) Nothing herein shall be deemed to prevent the Indemnified Party from making (and an Indemnified Party may make) a claim hereunder for potential or contingent claims or demands provided the Claim Notice sets forth the specific basis for any such potential or contingent claim or demand to the extent then feasible and the Indemnified Party has reasonable grounds to believe that such a claim or demand may be made. The Indemnified Party's failure to give reasonably prompt notice to the Indemnifying Party of any actual, threatened or possible claim or demand which may give rise to a right of indemnification hereunder shall not relieve the Indemnifying Party of any liability that the Indemnifying Party may have to the Indemnified Party, unless the failure to give such notice materially and adversely prejudiced the Indemnifying Party.

8.       PIGGYBACK REGISTRATION RIGHTS

         (a) Whenever IMARK proposes to file a registration statement relating to any of its capital stock under the Securities Act of 1933, as amended (the "Securities Act"), other than a registration statement required to be filed in respect of employee benefit plans of IMARK on Form S-8 or any similar form from time to time in effect or any registration statement on Form S-4 or similar successor form relating to securities issued in connection with a reorganization,





Page 16                                                                6/15/98

IMARK shall, not less than 14 days prior to such filing, give written notice of such proposed filing to Advance and all Advance Stockholders who then own IMARK Common Stock (or shares of Common Stock underlying its IMARK Preferred Stock). Within seven days after receipt of such notice, Advance or any Advance Stockholder that wishes to request registration of his/her IMARK Common Stock shall so notify IMARK in writing. Upon receiving such written request, and subject to this Section 8, IMARK shall include such Common Stock in such registration statement or in a separate registration statement concurrently filed, and shall use all reasonable efforts to cause such registration statement to become effective with respect to such Common Stock.

         (b) IMARK will use all reasonable efforts to cause any registration statement referred to in this Section 8 to become effective and to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of 90 days from the effective date of the registration statement and the date on which all Stockholders complete their distribution of IMARK Common Stock that have been registered pursuant to
Section 8. IMARK will use all reasonable efforts to effect such qualifications under applicable blue sky or other state securities laws as may be reasonably requested by the Stockholders to permit or facilitate such sale or other distribution. IMARK will cause the Common Stock for which registration is effected under this Section 8 to be listed on the Nasdaq Small Cap Market or any other national securities exchange or quoted on any stock quotation system on which the shares of IMARK Common Stock are then listed or quoted.

         (c)     Upon making a request for registration pursuant to this
Section 8, Advance and/or each requesting Advance Stockholder shall furnish to IMARK such information as IMARK may reasonably request and as shall be required in connection with such registration. IMARK agrees that it will furnish to Advance and each Advance Stockholder the number of prospectuses, offering circulars or other documents, or any amendments or supplements thereto, incident to any registration, qualification or compliance referred to in this
Section 8 as such Stockholder from time to time may reasonably request.

         (d)     IMARK will bear all expenses of registrations pursuant to this
Section 8 (other than underwriting discounts and commissions and brokerage commissions and fees, if any, payable with respect to shares of IMARK Common Stock sold by Advance or the Advance Stockholders and other than any professional fees for lawyers or other advisers separately engaged by Advance or such Stockholders), including, without limitation, registration fees, printing expenses, expenses of compliance with blue sky or other state securities laws, and legal and audit fees incurred by IMARK in connection with such registration and amendments or supplements in connection therewith.

         (e) In connection with any offering by an underwriter of shares of IMARK's capital stock, IMARK shall not be required under this Section 8 to include any of Advance's or any Advance Stockholder's IMARK Common Stock in such underwriting unless the Advance Stockholder accepts the financial terms of the underwriting as agreed upon between IMARK and the underwriters selected by, and then only in such quantity as the underwriters determine in their sole discretion will not adversely affect the success of the offering by IMARK. If the





Page 17                                                                6/15/98
underwriters determine that the total amount of IMARK Common Stock requested by Advance and the Advance Stockholders to be included in such offering exceeds the amount that the underwriters determine in their sole discretion can be sold without adversely affecting the success of the offering, then IMARK shall be required to include in the offering only that amount of IMARK Common Stock which the underwriters determine in their sole discretion will not adversely affect the success of the offering (the securities so included to be apportioned pro rata among Advance and the Advance Stockholders, prior to any other individuals or entities including their shares in such an offering).

         (f) Advance and the Advance Stockholders shall not have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 8.

         (g) IMARK shall have no obligation to register, under this Section 8, any shares of IMARK Common Stock which are eligible for immediate resale pursuant to Rule 144.

9.       MISCELLANEOUS PROVISIONS

9.1 CHOICE OF LAW. This Agreement shall be deemed to be made in, and in all respects shall be interpreted, construed, and, governed by and in accordance with the laws of Delaware. No provision of this Agreement or any related document shall be construed against or interpreted to the disadvantage of any party hereto by reason of such party's having or being deemed to have drafted such provision.

9.2 EXPENSES. Each of IMARK and Advance shall pay its own expenses in connection with the negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby.

9.3 NOTICES. All notices, demands, or other communications provided for hereunder shall be in writing, shall be delivered in person, or by overnight courier, or by fax followed by first class mail, and shall be deemed to be given when so delivered, and

         (a)     If to Advance, addressed to:

                 International Advance, Inc.
                 11 James Square
                 London, England SW1Y4LB





Page 18                                                                6/15/98

         (b)     If to IMARK, addressed to:

                 IMARK Technologies, Inc.
                 580 Herndon Parkway
                 Herndon, VA 20170-5225
                 Tel: 703-925-3400
                 Fax: 703-925-3430
                 Attn: Robert A. Wiedemer, President

or at such other place or places or to such other person or persons as shall be designated in writing by the parties hereto.

9.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the name instrument.

9.5 ENTIRE AGREEMENT; MODIFICATIONS. This Agreement embodies the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. This Agreement may be modified only by a written instrument signed by the parties.





Page 19                                                                6/15/98

         This Agreement has been duly authorized and executed by the parties hereto, effective as of the date set forth on the first page.

                              IMARK TECHNOLOGIES, INC.


                              By: /s/ Robert A. Wiedemer
                                 ----------------------------------
                              Robert A. Wiedemer
                              Title: President


                              INTERNATIONAL ADVANCE, INC.
                              (on behalf of International Advance, Inc., without personal liability and subject to any required stockholder approvals)

                              By: /s/  Ed Guinan
                                 ----------------------------------
                              Ed Guinan
                              Title: President





Page 20                                                                6/15/98